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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) June 5, 1998
                                                           ------------


                   American General Hospitality Corporation
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            (Exact Name of Registrant as Specified in its Charter)



Maryland                        1-11903                         75-2648842
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(State or Other              (Commission                  (I.R.S. Employer
Jurisdiction of              File Number)                   Identification
incorporation)                                                        No.)




          5605 MacArthur Boulevard, Suite 1200, Irving, Texas  75038
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            (Address of Principal Executive Offices)     (Zip Code)



      (Registrant's Telephone Number, Including Area Code (972) 550-6800
                                                          --------------


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        (Former Name or Former Address, If Changed Since Last Report.)
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ITEM 5.   OTHER EVENTS.

          American General Hospitality Corporation, a Maryland corporation (the "Registrant"), is filing this Current Report on Form 8-K in connection with Amendment No. 1 to the Agreement and Plan of Merger, dated June 5, 1998, among the Registrant and American General Hospitality Operating Partnership, L.P., on the one hand, and CapStar Hotel Company, CapStar Management Company, L.P. and CapStar Management Company II, L.P., on the other hand.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS.

Exhibit   Description
-------   -----------

2.1 Amendment No. 1 to the Agreement and Plan of Merger, dated June 5, 1998, among the Registrant and American General Hospitality Operating Partnership, L.P., on the one hand, and CapStar Hotel Company, CapStar Management Company, L.P. and CapStar Management Company II, L.P., on the other hand.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMERICAN GENERAL HOSPITALITY CORPORATION
                                    (Registrant)


Date:  June 5, 1998
                               By:         /s/ Kenneth E. Barr
                                    --------------------------------
                                   Name:   Kenneth E. Barr
                                   Title:  Executive Vice President, Chief
                                           Financial Officer (Principal
                                           Financial Officer), Secretary and
                                           Treasurer

                                       3
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EXHIBIT INDEX


Exhibit   Description
-------   -----------
2.1 Amendment No. 1 to the Agreement and Plan of Merger, dated June 5, 1998, among the Registrant and American General Hospitality Operating Partnership, L.P., on the one hand, and CapStar Hotel Company, CapStar Management Company, L.P. and CapStar Management Company II, L.P., on the other hand.

                                       1